UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

CIVITAS BANKGROUP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-27393	62-1297760

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

4 Corporate Centre 810 Crescent Centre Drive, Suite 320 Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 383-6619

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

On August 5, 2004, Civitas BankGroup, Inc. issued a press release announcing its second quarter earnings results, the text of which is set forth in Exhibit 99.1.

Item 12. Results of Operations and Financial Condition

On August 5, 2004, Civitas BankGroup, Inc. issued a press release announcing its second quarter earnings results, the text of which is set for the in Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
Date: August 10, 2004	By:	/s/ Andy LoCascio
Andy LoCascio
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Earnings Press Release Issued by Civitas BankGroup, Inc. dated August 5, 2004.